                                                                      Exhibit 99
                         Form 4 Joint Filer Information

Names:                    DST Global II, L.P.
                          DST Managers Limited
                          DST Global Advisors Limited
                          Cardew Services Limited
                          Orland Properties Limited

Address:                  c/o Tulloch & Co.
                          4 Hill Street
                          London W1J 5NE
                          United Kingdom

Designated Filer:         DST Global II, L.P,

Issuer & Ticker Symbol:   Facebook, Inc, (FB)

Date of Event Requiring
Statement:                5/22/12

Signature:                /s/ Alastair Tulloch
                          --------------------
                          Secretary

Name:                     The Yury Milner Trust

Address:                  c/o Tulloch & Co.
                          4 Hill Street
                          London W1J 5NE
                          United Kingdom

Designated Filer:         DST Global II, L.P.

Issuer & Ticker Symbol:   Facebook, Inc, (FB)

Date of Event Requiring
Statement:                5/22/12

Signature:                /s/ Alastair Tulloch
                          --------------------
                          Trustee